UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): January 23, 2005

Trinsic, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-28467	59-3501119
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation or Organization)		Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers
Item 8.01 On January 23, 2005, we issued a news release recapping certain major events of the previous five months. The release included a statement that the total number of shares of our outstanding common stock as of December 31, 2004 was 55,250,902. A copy of the release is included as exhibit 99.1 to this Form 8-K.
Item 9.01 Exhibits
Ex-99.1: News Release Recapping Major Events

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers

     John K. Aurell resigned from our board of directors on Saturday January 22, 2005.

Section 8 — Other Events

Item 8.01      On January 23, 2005, we issued a news release recapping certain major events of the previous five months. The release included a statement that the total number of shares of our outstanding common stock as of December 31, 2004 was 55,250,902. A copy of the release is included as exhibit 99.1 to this Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Exhibits

     Exhibit 99.1 News Release Recapping Major Events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 26, 2005.
TRINSIC, INC.
BY: /s/ Horace J. Davis, III

Name: Horace J. Davis, III
Title: Acting Chief Executive Officer

A signed original of this Form 8-K has been provided to Trinsic, Inc. and will be retained by Trinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.